EXHIBIT 10.8

THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THE SECURITY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY PURPORTED TRANSFER OR OTHER DISPOSITION OF THE SECURITY REPRESENTED BY THIS INSTRUMENT IN ANY MANNER WHICH IS IN VIOLATION OF THE FOREGOING LIMITATIONS IS INVALID AND THE COMPANY WILL NOT TRANSFER SUCH INVALIDLY TRANSFERRED SECURITY ON THE BOOKS OF THE COMPANY.

IF THE HOLDER OF THIS SECURITY IS A NON-UNITED STATES RESIDENT, APPLICABLE EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS MAY INCLUDE SALE THROUGH A DESIGNATED OFFSHORE SECURITIES MARKET. UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS BEEN REGISTERED UNDER THE SECURITIES ACT, THE SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THIS SECURITY IN THE UNITED STATES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905 AND THE PRELIMINARY NOTES) PROMULGATED UNDER THE SECURITIES ACT.

SILVER RESERVE CORP.

CONVERTIBLE DEBENTURE

$________________
Silver Reserve Corp.
C/o Medallion Capital Corp.
146 Trelawn Avenue
Oakville, ON L6J 2R4

May __, 2006

FOR VALUE RECEIVED, SILVER RESERVE CORP, a Delaware corporation (the "Payor" or the "Company"), promises to pay to the order of the undersigned party identified on the Signature Page hereof (the "Payee”) the principal sum of ________________________________________________________________________ ($_______________) and interest on the outstanding principal balance as set forth herein.

1.    Conversion Right and restrictions on Transfer.

This Convertible Debenture may be converted into “Units” at $0.50 per Unit with each such “Unit” comprised of: (i) one share of common stock of the Company, par value $0.0001 per share (the “Shares”) and (ii) one warrant to purchase a Share (a “Purchase Warrant”) at a price of $0.75 per Share for a term of twelve (12) months following the date of issuance of such Purchase Warrant (which date shall be deemed to be the date of conversion of this Convertible Debenture).

No Sale or Transfer. Neither this Convertible Debenture nor the Underlying Securities have been registered under either the United States Securities Act of 1933, as amended (the “Securities Act”), or the applicable law of any state or other jurisdiction. The sale or resale of this Convertible Debenture or the Underlying Securities will not be permitted unless this Convertible Debenture or the Underlying Securities, as the case may be, are first so registered or the sale or transfer is affected in a transaction that is exempt from such registration under applicable federal and state law. Payee shall not sell or transfer this Convertible Debenture or the Underlying Securities, as the case may be, except pursuant to such registration or exemption from such registration.

2.    Interest Rate; Payment.

(a)    The outstanding principal balance of this Convertible Debenture shall bear simple interest at an annual rate equal to two percent (2.0%), with interest accruing, from and including the date hereof, on a annual basis. Interest shall be computed on the basis of a 365 day year and the actual number of days elapsed and, subject to the provisions of Section 3 below, shall accrue but not be payable prior to conversion of this Convertible Debenture or the Maturity Date. Upon conversion, hereunder may be paid through the issuance of Shares at $0.49 per Share, as provided herein.

(b)    The outstanding principal balance and all accrued and unpaid interest shall be paid in full no later than December 31, 2007 (the "Maturity Date"), unless repaid earlier pursuant to the provisions of Section 3 (the date of any payment pursuant to Section 3 and the Maturity Date are collectively referred to as a "Repayment Date"). On a Repayment Date, the Payor shall pay the applicable amount of principal and interest in lawful money of the United States of America by wire or bank transfer of immediately available funds to an account designated by the Payee in writing from time to time or by the issuance of Shares as provided herein.

3.    Prepayment. Upon the occurrence of an Event of Default (as defined in Section 6), the outstanding principal balance of and all accrued interest on this Convertible Debenture shall be accelerated and shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived by the Payor, notwithstanding anything contained herein to the contrary.

4.    Conversion.

(a)    At the option of the Payee, and prior to the Maturity Date, the entire principal amount of this Convertible Debenture outstanding may be converted into Units based upon each Unit having a value of $0.50. No partial conversion shall be available. All accrued but unpaid interest hereunder shall be payable at the Company’s option in cash or Shares at $0.49 per share. The option to convert pursuant to this Section 4 shall be exercised by giving written notice to the Company. If the option to convert remains unexercised after the Maturity Date, the Payee’s right to convert shall expire, and the outstanding principal balance of this Convertible Debenture, and all accrued and unpaid interest thereon, shall become due and payable.

(b)    Promptly after the Payee opts to convert the Company shall deliver or cause to be delivered to the holder of this Convertible Debenture a certificate or certificates representing the Shares into which this Convertible Debenture has been be converted and a Purchase Warrant and the person or persons entitled to receive such Shares and Purchase Warrant upon conversion of this Convertible Debenture shall be treated for all purposes as having become the record holders of such Shares at such time. Prior to conversion, this Convertible Debenture shall not entitle its holder to any of the rights of a shareholder or equity holder of the Company.

(c)    Once registered the Shares issued on conversion of the Debenture will be subject to a Lock Up Agreement providing that up to 25% of the Shares may be re-sold when the registration statement becomes effective, 25% may be re-sold six months from the date of effectiveness, 25% may be re-sold twelve months from the date of effectiveness and 25% may be re-sold eighteen months from the date of effectiveness. Each subscriber will be issued four certificates for the Shares received on conversion and three of those certificates will be legended to reflect the forgoing restrictions on re-sale. With respect to Shares issued upon exercise of the Warrants (assuming a current prospectus covering the issuance of the underlying Shares is in place when the Warrant is exercised), 50% of the Shares received on exercise of the Warrants will be free trading with the remaining 50% will become free trading six months following the exercise of the Warrants. The shares issued upon exercise of the Warrants will be legended accordingly

5.    Registration of Underlying Shares. The Company undertakes to file a registration statement on Form SB-2 (or such other form as may be appropriate) with the Securities and Exchange Commission (the “SEC”) in order to register the sale of its Shares, and Shares underlying the Purchase Warrants pursuant to conversion of this Convertible Debenture and exercise of Purchase Warrants, under the Securities Act. The date on which the SEC makes such registration statement effective is referred to herein as the “Effective Date.” The Company makes no representation that the registration of its securities can be effected. The Company will endeavor to maintain a current prospectus covering the issuance of the Shares, and the Shares underlying the Purchase Warrants until the Maturity Date of the Warrants. The Company will send the Payee prompt notice of the Effective Date. The Company will not register this Covertibel Debenture,

6.    Events of Default. An "Event of Default" shall occur if:

(a)    the Payor shall default in the payment of the principal of or interest payable on this Convertible Debenture, when and as the same shall become due and payable, whether at maturity or by acceleration or otherwise and such default with respect to the payment of interest shall continue unremedied for twenty (20) days;

(b)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Payor or of a substantial part of Payor's respective property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law (any such law, a "Bankruptcy Law"), (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a substantial part of the property or assets of any Payor, (iii) the winding up or liquidation of any Payor; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered;

(c)    the Payor shall (i) voluntarily commence any proceeding or file any petition seeking relief under a Bankruptcy Law, (ii) consent to the institution of or the entry of an order for relief against it, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (d) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a substantial part of the property or assets of the Payor, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors.

7.    Suits for Enforcement. This Convertible Debenture shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the conflicts of law principles thereof. Any legal action or proceeding arising from this Convertible Debenture shall be brought in a state court in the State of Delaware.

8.    Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be hand delivered or mailed by first-class mail, postage prepaid, or sent by a recognized courier service, addressed to the Company or the Payee, as the case may be, to the address given in the signature block of this Convertible Debenture or, in any case, at such other address or addresses as shall have been furnished in writing by one party to the other. The address given by the Payee to the Company in the Subscription Agreement covering the placement of this Convertible Debenture shall be the address for notice unless the Company is advised otherwise by the Payee in writing.

9.    Successors and Assigns. This Convertible Debenture shall inure to the benefit of and be binding upon the successors and permitted assigns of the Payee. Neither the Payor nor the Payee may assign any of its rights under this Convertible Debenture without the prior written consent of the other party hereto.

10.    Amendment and Waiver.

(a)    No failure or delay on the part of the Payor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Payor or Payee at law, in equity or otherwise.

(b)    Any amendment, supplement or modification of or to any provision of this Convertible Debenture, any waiver of any provision of this Convertible Debenture and any consent to any departure by the Payor from the terms of any provision of this Convertible Debenture, shall be effective (i) only if it is made or given in writing and signed by the Payor and the Payee and (ii) only in the specific instance and for the specific purpose for which made or given.

11.    Headings. The headings in this Convertible Debenture are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

12.    Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any other provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

13.    Entire Agreement. This Convertible Debenture, together with the Subscription Agreement between the Company and Payee covering the purchase of this Convertible Debenture, is intended by the parties as a final expression of their agreement and understanding of the parties hereto in respect of the subject matter hereof, including without limitation the timing of the re-sale of the Underlying Securities. There are no restrictions, promises, warranties or undertakings of the Company, other than those set forth or referred to herein or in such subscription agreement.

PAYOR: SILVER RESERVE CORP. C/o Medallion Capital Corp. 146 Trelawn Avenue Oakville, ON L6J 2R4 By: __________________________________ Stafford Kelley, Secretary